Exhibit 99.1
CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands) UNAUDITED

	2011					2012					2013
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	TOTAL
NET REVENUES
Energy	$153,515	$137,195	$161,243	$168,729	$620,682	$164,885	$171,386	$166,918	$156,193	$659,382	$157,104	$173,557	$167,660	$498,321
Aerospace and Defense	49,855	54,713	48,718	48,381	201,667	49,395	48,476	42,886	45,413	186,170	48,294	50,087	47,071	145,452
Total	$203,370	$191,908	$209,961	$217,110	$822,349	$214,280	$219,862	$209,804	$201,606	$845,552	$205,398	$223,644	$214,731	$643,773
* ADJUSTED OPERATING MARGIN
Energy	8.1%	7.0%	9.1%	9.2%	8.4%	8.7%	10.8%	12.9%	11.9%	11.1%	10.8%	13.3%	15.2%	13.1%
Aerospace and Defense	13.2%	13.1%	8.5%	10.1%	11.3%	11.5%	11.7%	7.1%	5.1%	9.0%	5.9%	11.4%	12.1%	9.8%
Segment operating margin	9.3%	8.7%	9.0%	9.4%	9.1%	9.3%	11.0%	11.7%	10.4%	10.6%	9.6%	12.9%	14.5%	12.4%
Corporate expenses	(2.6)%	(2.3)%	(1.5)%	(2.4)%	(2.2)%	(2.9)%	(2.6)%	(2.9)%	(2.6)%	(2.8)%	(2.6)%	(2.9)%	(3.4)%	(3.0)%
* Adjusted operating margin	6.8%	6.5%	7.5%	6.9%	6.9%	6.4%	8.4%	8.8%	7.8%	7.8%	7.1%	10.0%	11.1%	9.4%
Leslie asbestos and bankruptcy charges (recoveries)	0.5%	(0.1)%	(0.1)%	—%	0.1%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Restructuring inventory charges	—%	—%	—%	—%	—%	—%	—%	2.0%	—%	0.5%	0.1%	(0.1)%	—%	—%
Impairment charges	—%	—%	—%	—%	—%	—%	—%	4.9%	—%	1.2%	—%	—%	—%	—%
Special (Recoveries)	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	(1.5)%	(0.5)%
Special charges	—%	—%	—%	—%	—%	—%	—%	0.7%	1.9%	0.6%	0.7%	1.0%	1.4%	1.0%
Total GAAP operating margin	6.3%	6.5%	7.6%	6.9%	6.8%	6.4%	8.4%	1.3%	5.8%	5.5%	6.3%	9.1%	11.1%	8.9%

Notes:
- The information above represents financial information adjusted to reflect the impact of our October 31, 2013 announced segment realignment including a reallocation of certain corporate expenses.
- This document is supplemental to related information previously included in (i) the Company’s financial statements set forth in its annual and quarterly periodic reports filed by the Company with the Securities and Exchange Commission ("SEC") for periods commencing and subsequent to January 1, 2011; (ii) prior earnings releases issued for periods commencing and subsequent to January 1, 2011 (and which were included in the Company’s Current Reports on Form 8-K); and (iii) the Company’s 2011 and 2012 Forms 10-K and the 2011, 2012, and 2013 Forms 10-Q filed with the SEC.

* Adjusted Operating Income & Margin exclude Leslie asbestos and bankruptcy charges (recoveries), inventory restructuring, impairment and special charges (recoveries).

CIRCOR INTERNATIONAL, INC. SUMMARY REPORT BY SEGMENT (in thousands) UNAUDITED

	2011					2012					2013
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	TOTAL
* ADJUSTED OPERATING INCOME
Energy	12,416	9,601	14,643	15,457	52,117	14,282	18,445	21,575	18,591	72,893	16,940	23,114	25,441	65,495
Aerospace and Defense	6,581	7,187	4,158	4,890	22,816	5,672	5,671	3,026	2,332	16,701	2,864	5,724	5,705	14,293
Segment operating income	18,997	16,788	18,801	20,347	74,933	19,954	24,116	24,601	20,923	89,594	19,804	28,838	31,146	79,788
Corporate expenses	(5,224)	(4,361)	(3,062)	(5,311)	(17,958)	(6,254)	(5,637)	(6,096)	(5,286)	(23,272)	(5,277)	(6,570)	(7,400)	(19,246)
* Adjusted operating income	13,773	12,427	15,739	15,036	56,975	13,700	18,479	18,505	15,637	66,322	14,528	22,268	23,746	60,542
Leslie asbestos and bankruptcy charges (recoveries)	1,001	(124)	(201)	—	676	—	—	—	—	—	—	—	—	—
Restructuring inventory charges	—	—	—	—	—	—	—	4,124	37	4,161	250	(242)	—	8
Impairment charges	—	—	—	—	—	—	—	10,348	—	10,348	—	—	—	—
Special (Recoveries)	—	—	—	—	—	—	—	—	—	—	—	—	(3,151)	(3,151)
Special charges	—	—	—	—	—	—	—	1,377	3,905	5,282	1,378	2,254	2,961	6,592
Total GAAP operating income	12,772	12,551	15,940	15,036	56,299	13,700	18,479	2,656	11,695	46,531	12,900	20,256	23,936	57,093
INTEREST EXPENSE, NET	(773)	(1,232)	(887)	(1,039)	(3,930)	(1,081)	(1,017)	(1,122)	(1,038)	(4,258)	(787)	(838)	(745)	(2,370)
OTHER (EXPENSE) / INCOME, NET	(915)	(560)	(354)	(342)	(2,171)	(138)	(184)	(564)	373	(514)	(612)	(626)	(568)	(1,807)
PRETAX INCOME	11,084	10,759	14,699	13,655	50,197	12,481	17,278	970	11,030	41,759	11,501	18,792	22,623	52,915
(PROVISION) BENEFIT FOR INCOME TAXES	(3,178)	(3,261)	(3,752)	(3,370)	(13,562)	(3,896)	(6,142)	899	(1,822)	(10,960)	(3,592)	(6,124)	(4,903)	(14,618)
EFFECTIVE TAX RATE	28.7%	30.3%	25.5%	24.7%	27.0%	31.2%	35.5%	(92.8)%	16.5%	26.2%	31.2%	32.6%	21.7%	27.6%
NET INCOME	$7,906	$7,497	$10,947	$10,285	$36,635	$8,585	$11,136	$1,869	$9,208	$30,799	$7,908	$12,668	$17,720	$38,296

Notes:
- The information above represents financial information adjusted to reflect the impact of our October 31, 2013 announced segment realignment including a reallocation of certain corporate expenses.
- This document is supplemental to related information previously included in (i) the Company’s financial statements set forth in its annual and quarterly periodic reports filed by the Company with the Securities and Exchange Commission ("SEC") for periods commencing and subsequent to January 1, 2011; (ii) prior earnings releases issued for periods commencing and subsequent to January 1, 2011 (and which were included in the Company’s Current Reports on Form 8-K); and (iii) the Company’s 2011 and 2012 Forms 10-K and the 2011, 2012, and 2013 Forms 10-Q filed with the SEC.

* Adjusted Operating Income & Margin exclude Leslie asbestos and bankruptcy charges (recoveries), inventory restructuring, impairment and special charges (recoveries).

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